NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Fidelity Institutional AM® Worldwide Fund

NVIT NASDAQ-100 Index Fund

Supplement dated June 11, 2025

to the Statement of Additional Information (“SAI”) dated April 15, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Fidelity Institutional AM® Worldwide Fund (“Fund”)

Effective July 1, 2025, the information relating to the Fund under the heading ““Investment Advisory and Other Services – Limitation of Fund Expenses” on page 47 of the SAI is deleted in its entirety and replaced with the following:

NVIT Fidelity Institutional AM® Worldwide Fund to 0.55% until April 30, 2027

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE